UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

       Date of Report (Date of earliest event reported): May 26, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



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

Item No.5    Press release dated 26 May 2004 - Holding(s) in Company

The company received the following letter today:

                                       Barclays PLC
                                       Group Corporate Secretariat
                                       54 Lombard Street
                                       EC3P 3AH


25 May 2004


The Company Secretary
Marconi Corporation PLC
34 Grosvenor Square
London
W1K 2HD



Dear Sir

Companies Act 1985 ("The Act") - Part VI

I hereby inform you that as at 21 May 2004 Barclays PLC, through the legal entities listed on the attached schedule, has a notifiable interest in the capital of your company of 3.44%.

Details of this interest, together with a breakdown between registered holders (as required by Section 202(3) of the Act), are enclosed.

The issued capital of 200,020,784 is the latest figure available to us. If this is incorrect please let me know.

If you have any questions arising from this letter, please contact me on 020 7699 2305.



Yours faithfully

Geoff Smith
Manager, Secretarial Services
Enc.


                              Legal Entity Report

Marconi Corp (New)                                               SEDOL : 3335442

As at 21 May 2004 Barclay PLC, through the legal entities listed below, had a notifiable interest in 6,881,958 ORD GBP0.25 representing 3.44% of the issued share capital of 200,020,784 units.



Legal Entity                                      Holding        Percentage Held

Barclays Private Bank Ltd                               4                  .0001
Barclays Global Investors Ltd                   2,063,666                 1.0317
Gerrard Ltd                                         5,151                  .0026
Barclays Bank Trust Company Ltd                        24                  .0001
Barclays Capital Securities Ltd                 1,837,062                  .9184
Barclays Bank PLC                               2,787,626                 1.3937
Barclays Life Assurance Co Ltd                    188,425                  .0942
                        Group Holding           6,881,958                 3.4408




                           Registered Holders Report

Marconi Corp (New)                                               SEDOL : 3335442

As at 21 May 2004 Barclay PLC, through the registered holders listed below, had a notifiable interest in 6,881,958 ORD GBP0.25 representing 3.44% of the issued share capital of 200,020,784 units.

Registered Holder                          Account Designation           Holding

ALMLUFTTL-18409 -CHASE MANHATTA                       ALMLUFTT           103,512
BARCLAYS CAPITAL NOMINEES LIMI                                         2,787,626
BARCLAYS CAPITAL NOMINEES LIMI                                           277,062
BARCLAYS CAPITAL SECURITIES LT                                         1,560,000
Barclay Trust Co & Others                                                      2
BARCLAYS TRUST CO AS EXEC/ADM                                                  4
Barclay Trust Co DMC69                                                        18
BLEQFDUKQ-16331-CHASE MANHATTA                        BLEOFDUK            53,070
BLEQFDUKQ-16341-CHASE MANHATTA                        BLEOPTUK           135,355
BLUKINTTL-16400-CHASE MANHATTA                       BLUKINITT         1,849,920
CHATRKTTL-16376-CHASE MANHATTA                        CHATRKTT           110,234
R C Greig Nominees Limited a/c                             BL1                10
R C Greig Nominees Limited a/c                             CM1                 2
R C Greig Nominees Limited GP1                             GP1             2,542
R C Greig Nominees Limited SA1                             SA1             2,597
ZEBAN NOMINEES LIMITED                                                         4
                                                         Total           6881958



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: May 26, 2004